                                                                      EXHIBIT 99

ADDITIONAL NOTE ON SEGMENT REPORTING FOR THE FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2004.

Information on Business Segments

      Beginning in the second quarter of 2004, the Company restructured its business into two operating segments: Engineering and Construction, and Facilities Development and Operations. This organization reflects the way management now assesses the performance of the businesses and makes decisions about allocating resources. Formerly, the Company reported in one operating segment offering three integrated services: engineering, construction, and specialty services.

      All prior period segment results have been restated to reflect this change.

      Facilities Development and Operations segment will consist of the development, ownership and operation of assets such as the Opal Gas Plant. It will also include the four fueling facilities constructed and operated for the Defense Energy Supply Corporation, an agency of the U.S. government, and the Lake Maracaibo water injection program in Venezuela, operated and maintained by a consortium in which the Company holds a 10% equity interest, for PDVSA Gas.

      Engineering and Construction segment will consist of construction of pipelines, stations and other facilities, engineering, procurement, project management, and other oilfield services including maintenance, transportation, dredging, and coating. Specialty services revenue, with the exception of the fueling facilities and the Venezuela water injection activities, will be included in the Engineering and Construction segment.

      Revenue, contract income (contract revenue less contract costs) and total assets by operating segment on a comparable basis for the three-month periods ended March 31 2004 and 2003, are as follows:

                                                                                                   Three Months
                                                                                                  Ended March 31,
                                                                                             ------------------------
                                                                                                 2004         2003
                                                                                             -----------  -----------
Revenue:
Engineering and construction..........................................................       $   101,437  $    97,423
Facilities development and operations.................................................               901        1,513
                                                                                             -----------  -----------
                                                                                             $   102,338  $    98,936
                                                                                             ===========  ===========

Reconciliation of segment income to income (loss) before income taxes:
         Contract income by operating segment:
           Engineering and construction...............................................       $    14,848  $     8,767
           Facilities development and operations......................................               786        1,030
                                                                                             -----------  -----------
               Contract income........................................................            15,634        9,797
         Other operating costs and expenses:
         Depreciation and amortization................................................       $     5,315  $     5,668
           General and administrative.................................................            10,402        8,980
                                                                                             -----------  -----------
               Operating income (loss)................................................               (83)      (4,851)
         Other income (expense).......................................................               (24)        (753)
                                                                                             -----------  -----------
Income (loss) before income taxes                                                            $      (107) $    (5,604)
                                                                                             ===========  ===========

                                                               March 31, 2004            December 31, 2003
                                                              ---------------            -----------------
Total assets:
           Engineering and construction..................     $       270,312             $      248,975
           Facilities Development and operations.........              26,019                     23,338
           General corporate.............................              66,195                     39,109
                                                              ---------------             --------------
                                                              $       362,526             $      311,422

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